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                                                                    EXHIBIT 99.2


CERTIFICATION OF THE INTERIM CHIEF FINANCIAL OFFICER ACCOMPANYING PERIODIC REPORT PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C.
SECTION 1350)


I, Allen G. Sugerman, the Interim Chief Financial Officer of The MIIX Group, Incorporated, hereby certify, to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Form 10-K of The MIIX Group, Incorporated for the year ended December 31, 2002 (the "MIIX Group Annual Form 10-K"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the MIIX Group Annual Form 10-K fairly presents, in all material respects, the financial condition and results of operations of The MIIX Group, Incorporated.

A signed original of this written statement required by Section 906 has been provided to The MIIX Group, Incorporated and will be retained by The MIIX Group, Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.



                                                /s/ Allen G. Sugerman
                                                --------------------------------
                                                Allen G. Sugerman
                                                Interim Chief Financial Officer

Dated:   April 25, 2003










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